SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant:                         [X]
Filed by a Party other than the Registrant:  [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12

                                  PROBEX CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                                                                PRELIMINARY COPY
                                                                ----------------

                                                   NOTICE OF 2002 ANNUAL MEETING
                                                        ON DECEMBER 10, 2002 AND
                                                                 PROXY STATEMENT


                                  PROBEX CORP.
                           15510 Wright Brothers Drive
                              Addison, Texas 75001
                            Telephone (972) 788-4772
                               Fax (972) 980-8545

                                                             _____________, 2002

Dear Probex Corp. Stockholder:

         You are cordially invited to attend our Annual Meeting of Stockholders on December 10, 2002, in Addison, Texas. This meeting will be held at 10:30 a.m. (Central Standard Time) at our headquarters located at 15510 Wright Brothers Drive, Addison, TX 75001. This meeting was originally scheduled to be held in February 2002, but was delayed for various reasons. As a result, this meeting relates to our fiscal year ended September 30, 2001. At the meeting, however, you will hear a current report on our business and have a chance to meet a number of our directors and officers.

         This booklet includes the formal notice of the meeting and the Proxy Statement. The Proxy Statement tells you about the matters to be addressed and the procedures for voting at the meeting. It also describes how our Board of Directors operates, gives personal information about our director candidates, sets forth proposals to be voted upon, and provides additional information about us.

         We hope you can join us on December 10th. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, mark your votes on the enclosed proxy, sign and date the proxy, and return it to us or follow the telephone or Internet voting procedures described on the proxy. Your vote is important, so please return your proxy or vote via the telephone or Internet as soon as possible.


                                                     Sincerely,




                                                     Charles M. Rampacek
                                                     Chairman of the Board,
                                                     President and Chief
                                                     Executive Officer

                                                                PRELIMINARY COPY
                                                                ----------------
                     ______________________________________

                           NOTICE AND PROXY STATEMENT
                     ______________________________________

                                  PROBEX CORP.
                           15510 Wright Brothers Drive
                              Addison, Texas 75001

                               ____________, 2002

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held December 10, 2002

         We will hold our Annual Meeting of Stockholders at 10:30 a.m. (Central Standard Time) at our headquarters located at 15510 Wright Brothers Drive, Addison, TX 75001.

         We are holding this meeting:

         o        To elect two Class I directors for three-year terms;

         o To approve an amendment to our Certificate of Incorporation that increases the number of authorized shares of common stock from 100 million shares to 200 million shares;

         o To approve the issuance of up to 75 million shares of our common stock, either directly or upon conversion of convertible securities, to be offered and sold by us in one or more private placement transactions, subject to the terms outlined in this Proxy Statement, subject to the approval of teh amendment described in Proposal Two. If stockholders do
                  not  approve   Proposal  Two,  this  Proposal  Three  will  be
                  withdrawn;

         o To ratify the appointment of Ernst & Young LLP as our independent auditors; and

         o To transact any other business that properly comes before the meeting.

         Your Board of Directors has selected October 25, 2002, as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders on that date will be available for inspection at our offices located at 15510 Wright Brothers Drive, Addison, TX 75001 for ten days prior to the meeting. This Notice and Proxy Statement are being distributed to stockholders on or about November 18, 2002. A copy of our 2001 Annual Report was previously mailed to stockholders on or about January 29, 2002.

                                            By Order of the Board of Directors,


                                            Charles M. Rampacek
                                            Chairman of the Board, President
                                            and Chief Executive Officer

                                TABLE OF CONTENTS

                                                                                                 Page

GENERAL INFORMATION  ..............................................................................1


PROPOSAL ONE - ELECTION OF DIRECTORS...............................................................4
     Director Compensation.........................................................................7
     Board of Directors Committees.................................................................8
     Executive Officers............................................................................9
     Other Significant Employees...................................................................10
     Terms of Office and Relationships.............................................................11
     Security Ownership of Management..............................................................12
     Security Ownership of Certain Beneficial Owners...............................................14
     Compensation Committee Report on Executive Compensation.......................................15
     Executive Compensation........................................................................16
     Audit Committee Report........................................................................17
     Section 16(a) Beneficial Ownership Reporting Compliance.......................................18
     Compensation Committee Interlocks.............................................................18
     Certain Relationships and Related Transactions................................................18

PROPOSAL TWO - AMENDMENT TO CERTIFICATE OF
     INCORPORATION TO INCREASE AUTHORIZED
     SHARES .......................................................................................20

PROPOSAL THREE -- APPROVAL OF THE ISSUANCE OF UP TO
     75 MILLION SHARES OF COMMON STOCK ............................................................22

PROPOSAL FOUR -- RATIFICATION OF THE APPOINTMENT
     OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS..............................................25

INDEPENDENT AUDITORS...............................................................................25

OTHER BUSINESS ....................................................................................26

SUBMISSION OF STOCKHOLDER PROPOSALS ...............................................................26

ADDITIONAL INFORMATION AND QUESTIONS...............................................................26


                               GENERAL INFORMATION

Q: Why are you holding this Annual Meeting now and to which fiscal year does it relate?

A: This Annual Meeting of Stockholders, which relates to our fiscal year ended September 30, 2001, was originally planned to be held in February 2002, but was delayed for various reasons, including uncertainty surrounding the project financing for our first plant planned to be constructed in Wellsville, Ohio. Although this Proxy Statement also includes information for the 2002 fiscal year, which is required to be disclosed due to the close of our 2002 fiscal year on September 30, 2002, the annual financial information has not been updated and is based on the 2001 fiscal year. As a result, you should read our 2001 Annual Report in conjunction with this Proxy Statement.

Q:       Who is soliciting my proxy?

A: We--the Board of Directors of Probex Corp.--are sending you this Proxy Statement in connection with our solicitation of proxies for use at our December 10, 2002, Annual Meeting of Stockholders and at any
         adjournment of the meeting. Certain of our directors, officers and employees also may solicit proxies on our behalf by mail, phone, fax or in person.

Q:       Who is paying for this solicitation?

A: We will pay for the solicitation of proxies. Directors, officers and employees will not receive additional compensation for their efforts during this solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of our common stock.

Q:       What am I voting on?

A:       You are voting on the following:

         o The election of two Class I directors, each for a three-year term;
         o The proposal to amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares;
         o The proposal to approve the issuance of up to 75 million shares of our common stock, subject to the approval of the amendment described in Proposal Two. If you do not approve Proposal Two, this Proposal Three will be withdrawn; and
         o The ratification of the appointment of Ernst & Young LLP as our independent auditors.

Q:       Who can vote?

A: Stockholders of record of our common stock at the close of business on October 25, 2002, are entitled to vote at the meeting. Each stockholder is entitled to cast one vote for each share of common stock owned for each matter, except for the election of directors, for which each share entitles the holder to one vote for each of the directors to be elected.

Q.       How do I vote?

A.       You may vote as follows:

         o        In person at the meeting;

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

         o By mail: Complete, date and sign the accompanying proxy and promptly mail it the return envelope provided;
         o        By  telephone:  Call the  toll-free  number  indicated  on the enclosed proxy and follow the recorded instructions; or
         o        By Internet: Go to the website indicated on the enclosed proxy and follow the instructions provided.

         If you have shares held by a broker or other nominee, you may instruct your broker or nominee to vote your shares by following the instructions that the broker or nominee provides you. Most brokers offer voting by mail, telephone and Internet. Stockholders submitting proxies or voting instructions by Internet should understand that there may be costs associated with Internet access, such as access charges from Internet service providers or telephone companies, that will be borne by the stockholder.

         We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

Q.       How do proxies work?

A. Our Board of Directors is asking for your proxy. Giving your proxy to the persons named by us means you authorize them to vote your shares at the meeting in the manner you direct.

         If you sign and return the enclosed proxy card but do not specify how your shares are to be voted, your shares will be voted FOR the election of each of the two directors nominated for three-year terms, FOR the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares, FOR the proposal to approve the issuance of up to 75 million shares of our common stock, and FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors.

Q.       How do I revoke a proxy?

A.       You may revoke your proxy before it is voted by:

         -        submitting a new proxy with a later date;
         -        voting in person at the meeting; or
         - notifying our Secretary in writing at the address listed on the cover letter.

Q.       Will my shares be voted if I don't sign a proxy?

A. If you hold your shares directly in your own name, they will not be voted unless you provide a signed proxy. Under certain circumstances, shares that you own that are held by a broker may be voted even if you do not provide voting instructions to the broker. Brokerage firms have the authority under the American Stock Exchange rules to vote customers' unvoted shares on certain "routine" matters. The election of directors and the ratification of the appointment of Ernst & Young LLP as our independent auditors are considered to be "routine" matters, and therefore, your broker has the authority to vote your unvoted shares for or against the directors nominated and the ratification of the appointment of Ernst & Young LLP. The proposal to amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares and the proposal to approve the issuance of up to 75 million shares of our common stock are not "routine" matters, and therefore, your shares will not be voted on these matters if your proxy is not signed.

Q:       What constitutes a quorum?

A: On October 25, 2002, we had 38,523,109 shares of common stock, $0.001 par value per share, outstanding. Voting can take place at the Annual Meeting only if stockholders owning a majority of the voting power of the common stock (that is, a majority of the total number of votes entitled to be cast) are present, either in person or by proxy. If you do not vote, or if a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not voted and it lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

         You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you also hold shares through a broker or other nominee, you may also get material from them asking how you want to vote. To be sure that all of your shares are voted, we encourage you to respond to each request you receive.

Q.       How many votes are needed for approval?

A. The two directors candidates receiving the most "FOR" votes will be elected to the two seats on the Board of Directors to be filled at the meeting. Abstentions, withholding authority to vote for a candidate and broker non-votes (described below) will only reduce the number of votes a candidate receives.

         Approval of the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares requires the affirmative vote of a majority of the shares outstanding. For this purpose, an abstention and a broker non-vote will have the same effect as a vote against the proposal.

         The proposals relating to issuance of up to 75 million shares of our common stock and the ratification of the appointment of Ernst & Young LLP as our independent auditors, will be approved if more votes are cast FOR the proposal than AGAINST the proposal. For this purpose, an abstention and a broker non-vote will only reduce the number of votes a proposal receives.

         A "broker non-vote" occurs when a broker submits a proxy but does not vote for or against a matter. This will occur when the beneficial owner has not instructed the broker how to vote and the broker does not have discretionary authority to vote in the absence of instructions.

Q:       What should I do if I want to attend in person?

A: Only stockholders of record, their proxy holders, and invited guests may attend the meeting. If you wish to vote in person and your shares are held by a broker or nominee, you will need to obtain a proxy from the broker or nominee authorizing you to vote your shares held in their name.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Our Certificate of Incorporation and Bylaws currently provide for three classes of directors. Each class of directors serve staggered three-year terms expiring at the annual meeting three years from their election to our Board of Directors. Since the 2001 annual meeting, Anthony Maselli and K. Bruce Jones, both Class II directors, have resigned from the Board of Directors. Nicholas W. Hollingshad and William A. Searles, who previously served as advisory directors, were appointed to serve in the vacant seats in Class II resulting from the resignations of Messrs. Maselli and Jones for the remainder of their terms, which expire in 2003. Ron W. Haddock and Ronald J. Tiso were also appointed to the Board of Directors earlier this calendar year. Since the number of directors was equal in each class at the time of appointment of Mr. Haddock, Mr. Haddock was appointed to Class I, which was subject to election at the next ensuing annual meeting. Mr. Tiso was appointed as a Class II director in order to maintain the number of directors in each class as nearly equal as possible and such class was subject to election prior to Class III.

         There are currently eight members on our Board of Directors, including three members in Class I whose terms are expiring at this Annual Meeting. Mr. Plaskett, a Class I director, will not stand for re-election at this meeting, and the number of directors on the Board of Directors will be reduced from eight to seven, with two members in each of Class I and III and three members in Class
II. Our board of directors has nominated for election two of the persons currently serving as directors in Class I. If elected, each of the persons will serve until the annual meeting of stockholders in 2005. Personal information on each of our nominees, and on each of the other directors who will continue to serve on our Board of Directors following this annual meeting, is given below.

         Our Board of Directors oversees the management of the Company on your behalf. The Board of Directors reviews our long-term strategic plans and exercises direct decision-making authority on key issues, such as the terms of material agreements. Just as important, the Board of Directors chooses the Chief Executive Officer, sets the scope of his authority to manage our day-to-day operations and evaluates his performance.

         Both nominees to our Board of Directors are outside directors, meaning a person who is not otherwise currently employed by us. Of these two nominees, one is an independent director, as set forth by the rules of the American Stock Exchange, on which our common stock is listed. Assuming the election of our two nominees, six of our directors will be outside directors and three will be independent directors. Independent directors are not employed by and are, in the view of our Board of Directors, free of any relationship that would interfere with the exercise of independent judgment. The following persons are not considered to be independent:

         o a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;
         o a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;
         o a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer (immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home);

         o a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and
         o a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         The standards for determining whether a director is considered to be independent are expected to become more restrictive in the near future. We, however, do not believe that the new standards, based on what is available to us at this time, will result in any of our independent directors ceasing to be independent.

         Our Board of Directors met 14 and 15 times during our fiscal years ended September 30, 2001 and September 30, 2002, respectively. On average, our voting directors attended 89% and 86% of the Board and committee meetings held during our fiscal years ended September 30, 2001 and September 30, 2002, respectively. No voting director attended fewer than 75% of the meetings of the Board and the Board committees on which the director served, except for Ron W. Haddock, who attended 70% of the meetings of the Board of Directors during fiscal year 2002.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS DESCRIBED BELOW.


NOMINEES FOR ELECTION AS CLASS I DIRECTORS (Terms expiring in 2005)

Ron W. Haddock             Mr.  Haddock has been a director of the Company since
(age 61)                   January  2002  and  is a  member  of  our  Audit  and
                           Corporate  Governance  committees.  He is the retired
                           President  and Chief  Executive  Officer of FINA.  He
                           joined FINA in June 1986 as Vice  President and Chief
                           Operating  Officer and was elected to FINA's Board of
                           Directors in 1987.  Mr.  Haddock was named  President
                           and CEO on January 1, 1989,  a post he held until his
                           retirement on July 31, 2000.  From 1981 until 1982 he
                           served as  Executive  Assistant  to the  Chairman  of
                           Exxon   Corporation  and  from  1982  until  1986  as
                           Director of Esso Eastern Incorporated.  Prior to that
                           time, Mr. Haddock held various  management  positions
                           of  increasing   responsibility   in  operations  and
                           technical  areas  for  the  Exxon  organization.  Mr.
                           Haddock is currently Chairman of the Board of Trinity
                           Industries  S-Ventures  Group and Triads, a logistics
                           management company 85% owned by Trinity;  Chairman of
                           the Board of SepraDyne,  a Dallas based environmental
                           technology  company;  member  of the  Board  of  Alon
                           Energy  USA,  a  petroleum   refining  and  marketing
                           company; Chairman of Alon Real Estate USA; a member of the Board of Townsend-Tarnell, a Houston based consulting firm; a member of the Board of Adea
                           Solutions, a high tech personnel and consulting firm in Dallas; and a member of the restructured Board of Enron Corp.

Thomas G. Murray           Mr.  Murray formed our  predecessor  in July 1993 and
(age 43)                   was our  President  and CEO from March  1994  through
                           September  1997 and CEO  from  October  1997  through
                           September 1999.  After September 1999, he served as a
                           Senior Vice President of the Company until June 2000.
                           He has been a director of the Company since 1994 and is currently a private investor. Mr. Murray is a member of the Compensation Committee.


                              CONTINUING DIRECTORS

Continuing Class II Directors (Terms expiring in 2003)

Nicholas W. Hollingshad    Mr.  Hollingshad  was  an  advisory  director  of the
(age 47)                   Company  from April 1999 and became a director of the
                           Company  in  January  2002.  He  is  the   Operations
                           Director of Environmental Resources Management (ERM),
                           a leading international environmental engineering and
                           consulting  firm, and has over 20 years of industrial
                           environmental   engineering   experience.   Over   an
                           eight-year  period  prior to joining  ERM,  he held a
                           variety  of  process   engineering   and   management
                           positions at two major U.S. petroleum refineries.

William A. Searles         Mr.  Searles was an advisory  director of the Company
(age 59)                   from  November  1999  and  became a  director  of the
                           Company  in  January  2002.  He is  Chairman  of  our
                           Finance  Committee  and a  member  of  our  Corporate
                           Governance Committee. He has been associated with American Physicians Services Group, Inc. since 1989 as a director and since 1995 as Chairman of APS
                           Investment Services, Inc. He has served as Chairman of the Board of a private company, Uncommon Care, Inc. since 1998 and as a director of a public company, Prime Medical Services, Inc. since 1989. He has also been a director of APS Asset Management, Inc, a registered investment company since 1998.
                           Prior to 1990, he spent 24 years in various positions with Wall Street investment banking firms, including his last 10 years as a limited partner/associate director with Bear Sterns. Mr. Searles owned a small travel agency for 27 years that filed for Federal bankruptcy protection in late 1997 and liquidated under Chapter 7 in January 1999.

Ronald J. Tiso             Mr.  Tiso was  appointed  to the  Company's  board in
(age 55)                   March 2002 and is a member of the Finance  Committee.
                           He is currently  the  managing  director of Cambridge
                           Strategies Group, LLC (Cambridge), which has directly or in participation with other direct investors provided in excess of $5 million in financing to the Company. Prior to joining Cambridge, Mr. Tiso spent
                           25 years in both chief operating officer and chief financial officer positions, including the chief financial officer of First Dallas Investors, where he arranged in excess of $120 million in financing over a six-year period. His background also includes expertise in financial advisory activities for many small and medium sized companies.

Continuing Class III Directors (Terms expiring in 2004)

Charles M. Rampacek        Mr. Rampacek,  our Chairman,  Chief Executive Officer
(age 59)                   and President, joined our Board of Directors in April
                           2000  and is  Chairman  of our  Corporate  Governance
                           Committee.  He was named  President and CEO in August
                           2000 and assumed  the  additional  responsibility  of
                           Chairman  in  December  2000.  Mr.  Rampacek  was the
                           President    and   Chief    Executive    Officer   of
                           Lyondell-Citgo Refining, LP, a joint venture of Citgo
                           Petroleum  Corporation and Lyondell  Chemical Company
                           from 1996 to August 2000.  From 1982 to 1996, he held
                           various  executive  positions for Tenneco,  Inc., and
                           its energy-related subsidiaries,  including President
                           of  Gas  Pipeline   Transportation,   Executive  Vice
                           President of Gas Pipeline  Operations and Senior Vice
                           President  of Refining & Supply.  Prior to that,  Mr.
                           Rampacek  held various  positions  with Exxon Company
                           USA for 16 years. Additionally, Mr. Rampacek serves as a director of Flowserve Corporation and Orion
                           Refining Corporation.

Dr. Bob G. Gower           Dr.  Gower  joined our Board of Directors in February
(age 65)                   2001,  and is Chairman of the Audit  Committee  and a
                           member of the Compensation and Finance committees. He
                           is  the  retired   President   and  CEO  of  Lyondell
                           Petrochemical Company. Dr. Gower became the President
                           of Lyondell  Petrochemical Company when it was formed
                           in April 1985 and was elected Chief Executive Officer
                           in October  1988 and  Chairman of the Board in August
                           1994.  From 1984 to 1985 he  served  as  Senior  Vice
                           President for Atlantic Richfield Company, responsible
                           for Planning and Advanced Technology for the company.
                           From 1979 to 1984 he was  Senior  Vice  President  of
                           ARCO  Chemical  Company and prior to that had various
                           executive,    sales,    research   and    engineering
                           assignments with Sinclair and with ARCO after the merger of the two companies. He is a member of the Board of Directors of Kirby Corporation.

Director Compensation

         In March 2000, the Board of Directors approved a compensation program for our outside directors, which was modified in December 2000. Under this program, any new outside (non-employee) director will receive options to purchase 10,000 shares (5,000 shares in the case of any new advisory director) of common stock on the date the director is elected to the Board of Directors, at the fair market value (generally the closing price of the common stock as reported on the AMEX) on the date of such grant. In addition, all outside directors will be entitled to receive, on an annual basis, options to purchase 25,000 shares (12,500 shares in the case of advisory directors) of common stock as of the date of the annual meeting of stockholders for services rendered during the calendar year in which the annual stockholders' meeting is held. The grant will be made on the date of the annual meeting in each year. The determination of directors as outside directors will be made as of such date, and any grant will not be subject to adjustment or proration due to a subsequent change in a director's classification as an outside director or due to any subsequent resignation, removal or death of a director during such calendar year.

         Due to the delay in our 2002 Annual Meeting of Stockholders, which we originally anticipated to hold in February 2002, we issued to each of our outside (non-employee) directors, except as described below, on October 29, 2002, as compensation for their services during 2002 an option to purchase

25,000 shares of our common stock at an exercise price of $0.70 and expiring 10 years from the date of grant. We also reimburse directors for any out-of-pocket expenses incurred by them in conjunction with his or her service on the Board of Directors. No additional compensation is paid to directors for service on various Board of Directors committees.

         The number of shares of our common stock acquirable pursuant to the options issued to each director for his or her services during 2002 are set forth below:

Name                                                 Number of Shares
----                                                 ----------------
Bob G. Gower                                              25,000
Thomas G. Plaskett                                        25,000
Thomas G. Murray                                          25,000
Nicholas W. Hollingshad                                   35,000 (1)
William A. Searles                                        35,000 (1)
Ron W. Haddock                                            35,000 (1)
Ronald D. Tiso                                            35,000 (1)
_______________________
(1) Each of these directors received an option to purchase 10,000 shares of our common stock upon their appointment to our Board of Directors, in accordance with our Board of Directors compensation program.

         Director compensation will be determined in accordance with our director compensation program for service during 2003.

Board Committees

         Our Board of Directors appoints committees to help carry out its duties. Our Board of Directors has established four committees: the Audit Committee, the Finance Committee, the Compensation Committee and the Corporate Governance Committee. The following table shows membership and meeting information for the Board of Directors Committees:

------------------------------ ----------------- ----------------------- ---------------------- ----------------------
                                                                                                Corporate Governance
                                    Audit        Compensation Committee    Finance Committee          Committee
                                  Committee

Bob G. Gower                        Chair                  X                       X
Ron W. Haddock                        X                                                                   X
Thomas G. Murray                                           X
Thomas G. Plaskett                    X                  Chair
Charles M. Rampacek                                                                                     Chair
William A. Searles                                                               Chair                    X
Ronald J. Tiso                                                                     X

Meetings in fiscal 2001               4                    1                       0                      1
Meetings in fiscal 2002               7                    1                       6                      1
------------------------------ ----------------- ----------------------- ---------------------- ----------------------


         Audit Committee. The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews our filings with the Securities and Exchange Commission, reviews the results and scope of audit and other services provided by our independent auditors and reviews and evaluates our audit and control functions. During fiscal 2002, the Audit Committee met prior to each release of earnings to be reported to examine any issues relating to the report of such earnings. The Audit Committee is governed by our Audit Committee Charter, a copy of which was filed as Exhibit C to our definitive 2001 Annual Proxy Statement on file with the U.S. Securities and Exchange Commission.

         Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our executive officers, including our chief executive officer. The Compensation Committee also reviews and administers our 1999 Omnibus Stock and Incentive Plan.

         Finance Committee. The Finance Committee was formed in March 2002 and makes recommendations to the Board of Directors concerning management of the Company's financial resources.

         Corporate Governance Committee. The Corporate Governance Committee makes recommendations to the Board of Directors regarding candidates for election to the Board of Directors and concerning the size, structure, composition and functioning of the Board of Directors as well as other corporate governance issues. Recommendations of director candidates by stockholders should be forwarded to our Secretary and should identify the nominee by name and provide detailed information concerning his or her qualifications. Our Bylaws require that stockholders give advance notice and furnish certain information to us in order to nominate a person for election as a director. See discussion under "Submission of Stockholder Proposals" on page 26.


Executive Officers
                                                                                                Officer
      Name                          Age                    Position(s)                           Since


Charles M. Rampacek..................59          Chairman of the Board, President and            2000
                                                     Chief Executive Officer

Bruce A. Hall........................46          Senior Vice President, Chief Financial          1999
                                                     Officer and Secretary

Martin R. MacDonald..................40          Senior Vice President of Technology             1995
                                                    and Business Development

David J. McNiel......................49          Senior Vice President of Operations             2000

Roger D. Arnold......................47          Senior Vice President and General Counsel       2002


Information concerning the business experience of Charles M. Rampacek is set forth above under "Election of Directors."

Bruce A. Hall (age 46) Senior Vice President, Chief Financial Officer and Secretary, joined the Company in May 1999. Prior to that time, he has served in numerous financial and operating positions with companies in the hi-tech, manufacturing and real estate industries. Mr. Hall has been Chief Financial Officer of two companies, including Aslan Real Estate, Ltd. and Harris Adacom Systems, Inc. He has been the Controller of International Operations for Recognition Equipment, Inc. and Harris Adacom, Inc. Additionally, Mr. Hall was a principal of the Capital Funding and Consulting Group, L.C. and a senior auditor with Arthur Young & Co, a predecessor of Ernst & Young LLP.

Martin R. MacDonald (age 40), Senior Vice President of Technology and Business Development, joined the Company in 1995. Prior to joining the Company, Mr. MacDonald served as manager of projects at Ferguson Industries, where he oversaw various aspects of new technology design and implementation. Prior to his employment at Ferguson Industries, Mr. MacDonald was responsible for managing the development and implementation of customized energy efficient technologies for the molten metal and chemical industries at Thermix Inc. He has successfully developed and commercialized several new technologies, including a high velocity galvanizing system, an ammonium injection system, and a reduced emission ammonium polyphosphate plant, all of which are currently in commercial use.

David J. McNiel (age 49), Senior Vice President of Operations, joined the Company in September 2000. Mr. McNiel was Vice President of Refining for Lyondell-Citgo Refining, LP, a joint venture of Citgo Petroleum Corporation and Lyondell Chemical Company from 1996 to September 2000. From 1990 to 1996, Mr. McNiel held various operations and technical executive positions with Tenneco Inc.'s natural gas pipeline subsidiary. He also held operations positions at Mobil Oil Company for two years, and spent 11 years at Tenneco Inc.'s refining and marketing subsidiary in a variety of management and engineering assignments.

Roger D. Arnold (age 47), Senior Vice President and General Counsel, joined the Company in September 2002. Mr. Arnold most recently served as a Partner, Corporate and Securities Practice, in the law firm of Akin, Gump, Strauss, Hauer & Feld LLP in Dallas where he was involved in a broad-based corporate practice covering a wide range of business transactions and concerns. These activities included mergers and acquisitions, contract negotiations and analysis, debt and equity issuance, commercial credit arrangements, complex financial transactions, shareholder meetings and other corporate governance matters. Mr. Arnold joined Akin Gump as an associate in 1984, becoming a partner in 1991. He left Akin Gump in 1992 to join the Dallas law firm of Kuntz and Bonesio as a partner, returning to Akin Gump in 1995. Mr. Arnold has been a member of the State Bar of Texas since 1984.

Other Significant Employees

John N. Brobjorg (age 45), Vice President and Corporate Controller, has served in numerous financial positions with companies in the hi-tech, manufacturing, and clinical laboratory industries. Mr. Brobjorg has been a finance and/or accounting manager of several companies, including Praxair Inc. from May 1996 to October 1999, Corning Clinical Laboratories from February 1992 to April 1996, Convex Computer Corporation from March 1985 to November 1990, and Amsoil, Inc. from November 1982 to March 1985. Additionally, Mr. Brobjorg was the Controller for Logic Process Corporation from February 1991 to February 1992.

John E. Fahey (age 62), Vice President of Sales and Marketing, was the former Regional Sales Manager - Base Oil Sales, and Sales and Marketing Manager for U.S. Government Sales for Safety Kleen-Oil Recovery. Mr. Fahey marketed base oils for Safety-Kleen for eight years. Mr. Fahey is a former President of the Independent Lubricant Manufacturers Association (ILMA), which includes companies purchasing approximately 25% of all U.S. base oil production. Mr. Fahey has served or currently serves on various industry and trade association committees for technical and business activities. Prior to joining Safety-Kleen, Mr. Fahey worked 23 years for an oil and grease manufacturer, formulating and producing products for the private-label and contract lubricants market.

Lester F. Van Dyke (age 59), Vice President of Investor Relations, joined the Company in October 2000. For the previous 15 years, Mr. Van Dyke served as Director, Investor Relations and Corporate Communications for Battle Mountain Gold Company where he was responsible for the development and implementation of its worldwide investor communications programs. From 1973 to 1985, Mr. Van Dyke held various communications positions of increasing responsibility with the Pennzoil Company. He also held communications positions at Texaco Inc. and the Oil & Gas Journal.

Terms of Office and Relationships

         Our officers are elected annually by the Board of Directors at a meeting held following each annual meeting of stockholders, or as necessary and convenient in order to fill vacancies or newly created offices. Each officer serves at the discretion of our Board of Directors.

         There are no family relationships among our directors and officers. Pursuant to a contractual arrangement with HSB Engineering Finance Corporation, HSB Engineering Finance Corporation currently has the right to attend and participate in meetings of the Board of Directors, but does not have the power to vote in such meetings. HSB Engineering Finance Corporation possesses this right until the earlier of:

         o HSB Engineering Finance Corporation and its affiliates own less than 5% of our outstanding common stock; or
         o the shares of common stock held by HSB Engineering Finance Corporation and its affiliates are registered for resale under the Securities Act of 1933.

         Additionally, pursuant to contractual arrangements with APS Financial Corporation and Probex Southwest Partnership LP, each is entitled to the appointment of an advisory director to our Board of Directors. Messrs. Searles and Hollingshad, respectively, served as such advisory directors, and since they continue to serve on the Board of Directors as voting directors, neither APS Financial Corporation nor Probex Southwest Partnership LP has elected to exercise its right to appoint an advisory director. Further, pursuant to loans made to us for interim financing, the lenders are entitled to appoint a member to our Board of Directors until such loans have been repaid or converted into our common stock. Mr. Tiso is serving as the representatives of these lenders.

Security Ownership of Management

         The following sets forth the number of shares of our common stock beneficially owned by our individual directors and all of our "named executive officers", executive officers and directors as a group, as of October 30, 2002. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities to which the person has the right to acquire beneficial ownership within sixty (60) days.

         None of our executive officers or directors own shares of our Series A Preferred Stock.

Name of                                                Amount and Nature                Percent
Beneficial Owner                                       of Beneficial Owner              of Class*

Charles M. Rampacek                                     1,039,348 (1)                     2.6%
Chairman, CEO & President

Bob G. Gower                                               92,000 (2)                     **
Director

Thomas G. Murray                                        1,782,833 (3)                     4.6%
Director

Thomas G. Plaskett                                        630,850 (4)                     1.6%
Director

Nicholas W. Hollingshad                                   344,213 (5)                     **
Director

William A. Searles                                        761,094 (6)                     1.9%
Director

Ron W. Haddock                                             99,603 (7)                     **
Director

Ronald J. Tiso                                            102,703 (8)                     **
Director

All executive officers and directors as a group         6,595,005 (9)                     15.7%

--------------------------------------------------------------------------------------------------

Notes:
* Based on 38,523,109 shares of our common stock outstanding as of October 24, 2002. ** Represents less than 1% of our outstanding common stock.

1. Includes 610,000 shares acquirable pursuant to the exercise of stock options, 82,250 shares acquirable pursuant to the exercise of warrants and 266,667 shares of common stock acquirable upon conversion of $200,000 in principal amount of 7% Senior Secured Convertible Notes due November 2004, which are convertible at the option of the holder at any time (assuming a conversion price of $0.75). Excludes 400,000 shares acquirable pursuant to the exercise of stock options that have not vested. Excludes convertible promissory notes of $85,000 aggregate principal amount that are convertible upon the consummation of project financing for the Company's initial facility at a conversion price based upon such financing.

2. Includes 60,000 shares acquirable pursuant to the exercise of stock options and 22,500 shares acquirable pursuant to the exercise of warrants. Excludes a convertible promissory note of $15,000 aggregate principal amount that is convertible upon the consummation of project financing for the Company's initial facility at a conversion price based upon such financing.


3. Includes 946 shares acquirable pursuant to the exercise of warrants and 75,000 shares acquirable pursuant to the exercise of stock options. Includes 100,000 shares pledged to General Conference Corporation of Seventh-day Adventists in connection with a forward sales transaction. Mr. Murray has the right to demand the return of any or all of the pledged shares in accordance with the contract.

                                       12

4. Includes 350,000 shares acquirable pursuant to the exercise of warrants and 100,000 shares acquirable pursuant to the exercise of stock options.

5. Includes 72,500 shares acquirable pursuant to the exercise of stock options and 129,000 shares acquirable pursuant to the exercise of warrants. Excludes convertible promissory notes of $116,000 aggregate principal amount that are convertible upon the consummation of project financing for the Company's initial facility at a conversion price based upon such financing. .

6. Includes 72,500 shares acquirable pursuant to the exercise of stock options. Includes 20,135 shares of common stock and 668,459 shares acquirable pursuant to the exercise of warrants held by American Physicians Service Group, for which Mr. Searles exercise voting control. Mr. Searles disclaims beneficial ownership of these shares and warrants held by American Physicians Service Group.

7. Includes 35,000 shares acquirable pursuant to the exercise of stock options and 15,000 shares acquirable pursuant to the exercise of warrants. Excludes a convertible promissory note of $10,000 aggregate principal amount that is convertible upon the consummation of project financing for the Company's initial facility at a conversion price based upon such financing.

8. Includes 35,000 shares acquirable pursuant to the exercise of stock options. Includes 4, 992 shares of common stock and 46,750 shares of acquirable pursuant to the exercise of warrants held in the name of Cambridge Strategies, LLC, which Mr. Tiso has contractual rights to acquire.

9. Represents 12 persons and includes 1,460,000 shares acquirable pursuant to the exercise of stock options, 709,049 shares acquirable pursuant to the exercise of warrants, 533,335 shares acquirable upon conversion of $400,000 in principal amount of 7% Senior Secured Convertible Notes due November 2004 (assuming a conversion price of $0.75), and 20,135 shares of common stock and 715,209 shares acquirable upon exercise of warrants for which the executive officer or director exercises voting rights but disclaims beneficial ownership. Excludes 1,540,000 shares acquirable pursuant to the exercise of stock options that have not vested and convertible promissory notes in $306,000 aggregate principal amount that are convertible upon the consummation of project financing for the Company's initial facility at a conversion price based upon such financing.


Security Ownership of Certain Beneficial Owners

         The following table sets forth the number of shares of our common stock owned by each person who, as of October 30, 2002, was known by us to beneficially own more than five percent (5%) of our common stock. Except as otherwise indicated, we believe that each person named below possesses sole voting and investment power of his shares of common stock.

Name and Address                                    Amount and Nature                   Percent
of Beneficial Owner                                 of Beneficial Owner                 of Class*


Zesiger Capital Group LLC                              12,813,343(1)                      26.6%
320 Park Avenue, 30th Floor
New York, NY 10022

General Conference of                                   9,441,718(2)                      21.3%
Seventh-day Adventists
12501 Old Columbia Pike
Silver Spring, MD 20904

HSB Engineering Finance Corporation                    2,796,114 (3)                      7.3%
One State Street
Hartford, CT 06102

United Infrastructure Company, LLC                     2,119,716 (4)                      5.5%
P.O. Box 193965
San Francisco, CA 94119




--------------------------------------------------------------------------------------------------


Notes:
* Based on 38,523,109 shares of common stock outstanding as of October 24, 2002.

1. Based upon Schedule 13G, Amendment No. 2, filed on August 9, 2002. Represents 9,600,267 shares of common stock acquirable upon conversion of 7% Senior Secured Convertible Notes due November 2004 (assuming a conversion price of $0.75), which are convertible at any time at the option of the holders. Zesiger Capital Group LLC disclaims beneficial ownership of all of these securities. Such securities are held in discretionary accounts that Zesiger Capital Group LLC manages. Clients for whom Zesiger Capital Group LLC acts as an investment advisor may withdraw dividends or the proceeds of sales from the accounts managed by Zesiger Capital Group LLC. One such client, Public Employee Retirement System of Idaho, is known to have an interest with respect to more than 5% of the class of securities. No other client account owns more than 5% of the class of securities. Excludes convertible promissory notes of $2,500,000 aggregate principal amount that are convertible upon the consummation of project financing for the Company's initial facility at a conversion price based upon such financing.

2. Based upon Schedule 13G, Amendment No. 2, filed on February 14, 2002, and other information known to the Company. Includes 967,999 shares of common stock acquirable upon conversion of 181,500 shares of Series A Preferred Stock, which are convertible into common stock at any time at the option of the holder. General Conference of Seventh-day Adventists is a corporation acting as trustee and manager to certain retirement, investment and income funds who are the record owner of a portion of these shares. Includes 15,835 shares of common stock and 53,334 shares of common stock acquirable upon conversion of 10,000 shares of Series A Preferred Stock owned by General Conference Insurance Company of Vermont, a wholly-owned subsidiary of General Conference Corporation of Seventh-day Adventists. Includes 4,750,000 shares of common stock acquirable pursuant to the exercise of warrants owed by General
         Conference Corporation of Seventh-day Adventist and its affiliates. Excludes convertible promissory notes in $4,300,000 aggregate principal amount that are convertible upon the consummation of project financing for the Company's initial facility at a conversion price based upon such financing.

3.       Based on Schedule 13G filed on February 14, 2001.

4.       Based upon Schedule 13G, Amendment No. 1, filed on January 18, 2002.


Compensation Committee Report on Executive Compensation

Compensation Philosophy

         The Compensation Committee works with senior management to develop and implement the Company's executive compensation philosophy. Generally, the Company's philosophy on executive compensation has been to provide a base cash compensation that is below the average of other comparable companies and to provide additional incentive compensation in the form of grants of stock options. The Compensation Committee recognizes that incentive compensation could potentially cause dilution to the Company's stockholders. The Compensation Committee believes, however, this is the most effective way to hire and retain qualified personnel in light of the Company's current financial position.

Executive Compensation

         Mr. Rampacek, the Company's Chairman of the Board of Directors, President and Chief Executive Officer receives a base salary of $180,000 per year. This base compensation, like that paid to other executive officers, is primarily related to competitive factors and is not tied to the Company's financial performance or the achievement of specific goals and was specifically negotiated with Mr. Rampacek in connection with the commencement of his employment with the Company in August 2000. The base compensation of the Company's other executive officers remained the same during fiscal 2001. The base compensation of the Company's executive officers was increased 10% during fiscal 2002; however, such increase is effective only upon the completion of project financing for the Company's first production facility.

Other Incentive Compensation

         Other than stock option grants made to non-executive employees in connection with the commencement of employment, no stock option grants were made to executive officers during fiscal year 2001. A stock option exercisable for 325,000 shares of common stock was granted to Mr. Arnold in connection with the commencement of his employment with the Company in September 2002. The
Compensation Committee believes this grant was necessary to entice this individual to accept employment with the Company upon cash compensation terms that were less than the cash compensation he had been receiving in his prior employment.

Employment Agreements

         Messrs.   Rampacek,  and  McNiel  each  have  entered  into  employment agreements with the Company. Messrs. Rampacek's and McNiel's employment agreements continue until August 31, 2005. Under these agreements, Mr. Rampacek serves as the President and Chief Executive Officer, and Mr. McNiel serves as Senior Vice President of Operations. None of the other officers of the Company has an employment agreement.

         The Company also maintains a 401(k) plan, health insurance and other benefits generally available to all employees. Currently, the Company makes no matching or other contributions to the 401(k) plan, other than the payment of its operating and administrative expenses.

         This  report  has  been  furnished  by  the  current   members  of  the
Compensation Committee.

Thomas G. Plaskett             Bob G. Gower               Thomas G. Murray

Executive Compensation

         Only one of our officers received compensation in excess of $100,000 during the fiscal year ended September 30, 2002. In connection with the commencement of employment of Roger D. Arnold, our Senior Vice President and General Counsel, in September 2002, we agreed to pay him $125,000 per year. Compensation does not include minor business related and other expenses paid by us, and such amounts in the aggregate do not exceed $10,000.

Summary Compensation Table

                                            Annual Compensation       Long-Term Compensation
                           Fiscal                                                     Securities
                           Year                                      Restricted       Underlying
                           Ended                                        Stock          Options/
                           Sept. 30    Salary ($)     Bonus ($)         Awards ($)     SAR (#)


Charles M. Rampacek
CEO/President              2002        152,837          -                 -                  -
CEO/President              2001        152,024                            -                  -   -
CEO/President              2000         30,462 (2)      -                 -           1,000,000 (3)
Director                   2000           -             -                 -              10,000 (1)

----------------------------------------------------------------------------------------------------

Notes:

1. In April 2000, the Board of Directors granted Mr. Rampacek options to purchase an aggregate of 10,000 shares of common stock of the Company upon his election to the Board of Directors. These options represent compensation for Mr. Rampacek's services as a director and do not relate to services provided as the current President and Chief Executive Officer of the Company. The options are exercisable at $3.437 per share and expire in April 2010.

2. Represents Mr. Rampacek's salary from August 1, 2000, the date he joined the Company as President and Chief Executive Officer, until September 30, 2000.

3. Represents options to purchase 1,000,000 shares of common stock granted on August 1, 2000, subject to the execution of an employment agreement with the Company, which occurred in February 2001. Upon grant, 200,000 shares vested immediately and the remainder vest ratably over four years on the anniversary of the initial date of employment.

Fiscal Year End Option/SAR Values

                        FISCAL YEAR END OPTION/SAR VALUES

                               Number of Securities                      Value of Unexercised
                             Underlying Unexercised                         In-The-Money
                                  Options/SAR's                             Option/SAR's
                                  at 9/30/02 (#)                             at 9/30/02
                             -----------------------                     --------------------

Name and Principal Position         Exercisable/Unexercisable          Exercisable/Unexercisable

Charles M. Rampacek                     610,000/400,000 (1)(2)            $0    /       $0 (3)
Director/President/CEO

------------------------------------------------------------------------------------------------

Notes:

1. Includes options to purchase 10,000 shares of common stock at an exercise price of $3.437 per share, granted upon his election to the Board of Directors pursuant to the director compensation plan adopted by the Board of Directors on March 30, 2000. These shares represent compensation for Mr. Rampacek's services as a director and do not relate to his services provided as the current President and Chief Executive Officer of the Company.

2. Includes options to purchase 1,000,000 shares of common stock granted on August 1, 2000, subject to the execution of an employment agreement with the Company, which occurred in February 2001. Upon grant, 200,000 shares vested immediately and the remainder vest ratably over four years on the anniversary of the date of initial employment. Of the 1,000,000 shares acquirable, 829,930 shares are acquirable pursuant to an option that has an exercise price of $2.20 per share and the remaining 170,070 shares are acquirable pursuant to an option that has an exercise price of $2.9375.

3. Value based upon the Company's closing share price of $0.62 on October 25, 2002.


Audit Committee Report

         The Audit Committee was composed of three directors, Messrs. Plaskett, Murray and Gower, at the time of this Audit Committee Report. The Audit Committee operates under a charter adopted by the Board of Directors. The Board of Directors believes that two of these directors are independent as defined by the American Stock Exchange's Listed Company Guide. The Board of Directors, however, acknowledges that Mr. Plaskett's services as the interim President and Chief Executive Officer of the Company from October 1999 to July 2000 may disqualify him as having been employed by the Company or any of its affiliates for the current or preceding three years. In light of the interim nature of Mr. Plaskett's duties and the fact that he received no cash compensation for his services, maintained his primary occupation unrelated to the Company, and was only present on an as needed basis, the Board does not believe Mr. Plaskett was an "employee" of the Company for purposes of the American Stock Exchange rules. A copy of the Audit Committee Charter was filed as Exhibit C to our definitive 2001 Annual Meeting Proxy Statement, which is on file with the U.S. Securities and Exchange Commission.

         Management is responsible for the Company's internal controls and the financial reporting process. Ernst & Young LLP, the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee reviewed and discussed the audited financial statements with both management and Ernst & Young LLP. Specifically, the Audit Committee has discussed with Ernst & Young LLP matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.380).

         The Audit Committee received from Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 ( Independence Discussions with Audit Committees), and has discussed with Ernst & Young LLP the issue of its independence from the Company.

         Based on the Audit Committee's review of the audited financial statements and its discussions with management and Ernst & Young LLP noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2001.


         Bob G. Gower             Thomas G. Plaskett         Thomas G. Murray*

______________
* Mr. Murray was appointed to the audit committee after the resignation of Mr. K. Bruce Jones in December 2001. Mr. Murray subsequently resigned from the committee when Mr. Haddock was appointed to the Audit Committee in January 2002.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires directors and certain officers, and persons who beneficially own more than ten percent (10%) of our stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors, certain officers and greater than ten percent (10%) beneficial owners are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies furnished to us and representations from the directors and certain officers, we believe that all
Section 16(a) filing requirements for the fiscal year ending September 30, 2002, applicable to its directors, certain officers and greater than ten percent (10%) beneficial owners were satisfied, other than the following transactions, which were reported late in the filing of a separate Form 4 for each transaction: (i) the purchase of a convertible promissory note in the amount of $75,000 by Mr.
McNiel, (ii) the purchase of a $75,000 convertible promissory note by Mr. Rampacek, (iii) the acquisition of warrants to purchase 33,750 and 7,500 shares of the Company's common stock by Mr. Rampacek, (iv) the acquisition of warrants to purchase 22,500, 5,000, and 19,500 shares of the Company's common stock by Mr. Hollingshad, and (v) the purchase of a $50,000 convertible promissory note and a $30,000 convertible promissory note by Mr. Hollingshad.

         Forms 5 for directors, certain officers and greater than ten percent (10%) beneficial owners are not required to be filed with the Securities and Exchange Commission until November 14, 2002.

Compensation Committee Interlocks

         None of the members of the Compensation Committee were our officers or employees or had any relationship with us requiring disclosure under regulations promulgated by the Securities and Exchange Commission.

Certain Relationships and Related Transactions

         On June 30, 1998, Probex and HSB Engineering Finance Corporation, or HSB Engineering, a wholly-owned subsidiary of Hartford Steam Boiler Inspection & Insurance Company, entered into an agreement whereby HSB Engineering agreed to loan us up to $1,500,000 for working capital purposes. In exchange for the loan, we granted a ten-year warrant to purchase shares of our common stock at $0.01 per share equal to 10% of the number of shares of common stock outstanding on a fully diluted basis. On June 6, 2000, HSB Engineering exercised a loan conversion of the then outstanding loan balance of $750,000, resulting in us issuing 2,796,114 shares of common stock to HSB Engineering. In addition, we paid accrued interest of $188,625 due under the convertible promissory note. Upon conversion of the loan, we also amended certain rights previously granted to HSB Engineering. In April 2002, we further amended the rights granted to HSB Engineering. Currently, HSB Engineering can attend and participate in meetings of our Board of Directors, but does not have the power to vote at such meetings. HSB Engineering Finance Corporation possesses this right until the earlier of:

         o HSB Engineering Finance Corporation and its affiliates own less than 5% of our outstanding common stock; or
         o the shares of common stock held by HSB Engineering Finance Corporation and its affiliates are registered for resale under the Securities Act of 1933.

         Thomas G. Murray, a director since 1994, was also the Chief Executive Officer of the Company until October 1999, and thereafter was a Senior Vice President of the Company until his resignation on May 31, 2000. In connection with his resignation, the Company entered into an employment agreement with Mr. Murray whereby Mr. Murray agreed to continue to provide services to the Company as a non-executive employee until January 2002. In exchange for these services, we have agreed to pay Mr. Murray cash compensation of $90,000 annually, and to provide Mr. Murray with certain other employee benefits, in each case, through June 30, 2001. In addition, we modified the terms of certain options previously issued to Mr. Murray to permit those options to vest at certain time intervals, rather than upon the occurrence of certain specified events. As a result, one-third of Mr. Murray's options to purchase 490,000 shares of common stock at $0.50 per share vested on May 31, 2000, one-third of these options vested on January 1, 2001, and the remainder vested on January 1, 2002.

         Nicholas W. Hollingshad, an advisory director since April 1999 and a director since January 2002, is a principal of Environmental Resources Management, or ERM, an international industrial environmental firm. We have engaged ERM to provide environmental due diligence and permitting service in connection with the development of our initial plant in Wellsville, Ohio. Pursuant to such engagement, for the fiscal year ended September 30, 2001, we paid ERM an aggregate of $304,738. Mr. Hollingshad and certain other persons associated with ERM are lenders in our interim financing transactions. Mr. Hollingshad has lent us $116,000 aggregate principal amount and other persons associated with ERM have lent us $590,000, which is currently outstanding (excludes accrued interest).

         William A. Searles, an advisory director since November 1999 and a director since January 2002, is the Chairman of APS Investment Services, Inc. We engaged APS Financial Corporation, an affiliate of APS Investment Services, Inc., to serve as the placement agent for our private placement of Series A 10% Cumulative Convertible Preferred Stock. As a result of such engagement, we paid APS Financial Corporation a total of $588,500 in cash commissions and issued to APS Financial Corporation five-year warrants to purchase a total of 402,000 shares of common stock at a purchase price of $1.875 per share during fiscal year ended September 30, 2000. Additionally, we paid APS Financial Corporation $160,809 for subsequent investments by its clients in us during the fiscal year ended September 30, 2001.

         Ronald J. Tiso, a director since March 2002, is the managing director of Cambridge Strategies Group, LLC. Cambridge Strategies Group, LLC is a lender in our interim financing transactions and has lent us $760,000 aggregate principal amount, which is currently outstanding (excludes accrued interest). Additionally, Mr. Tiso is serving as the representative of the interim financing lenders on our Board of Directors.

         Charles M. Rampacek, our Chairman, Chief Executive Officer and President, is a lender in our interim financing transactions and has lent us $85,000 aggregate principal amount, which is currently outstanding (excludes accrued interest). Additionally, Mr. Rampacek holds a note of $200,000 aggregate principal amount, which was issued by our subsidiary, Probex Fluids Recovery, guaranteed by us and convertible into our common stock. This note and the accrued but unpaid interest is currently outstanding.

         David J. McNiel, our Senior Vice President of Operations, is a lender in our interim financing transactions and has lent us $85,000 aggregate principal amount, which is currently outstanding (excludes accrued interest). Additionally, Mr. McNiel holds a note of $200,000 aggregate principal amount, which was issued by our subsidiary, Probex Fluids Recovery, guaranteed by us and convertible into our common stock. This note and the accrued but unpaid interest is currently outstanding.

         Roger D. Arnold, our Senior Vice President and General Counsel, served as a Partner, Corporate and Securities Practice, in the law firm of Akin, Gump, Strauss, Hauer & Feld LLP in Dallas before joining us in September 2002. For the three year period ending September 30, 2002, we paid Akin, Gump, Strauss, Hauer & Feld LLP for legal services rendered an aggregate of $________ and have an outstanding balance, as of September 30, 2002, of $________ owed to that firm. We expect that balance to increase as further services are provided during fiscal year 2003.


                                  PROPOSAL TWO

                  AMENDMENT OF CERTIFICATE OF INCORPORATION TO
                           INCREASE AUTHORIZED SHARES

General

         Our Certificate of Incorporation currently provides, in Section 4(a), that 100 million shares of common stock are authorized to be issued. The Board of Directors has unanimously approved and adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation that increases the number of authorized shares of common stock from 100 million shares to 200 million shares. The text of the proposed Certificate of Amendment is attached to this Proxy Statement as Exhibit A.

         As of October 25, 2002, there were 38,523,109 outstanding shares of common stock. We also reserve shares of common stock for issuance upon conversion of outstanding preferred stock and notes, under outstanding warrants and options and pursuant to previously adopted stock option plans. Due to the floating nature of the conversion price of notes and the exercise price of certain warrants, the shares of common stock issuable upon conversion of these notes and warrants is subject to change. For purposes of reserving shares to be issued upon conversion of these notes and warrants, we used a conversion price or exercise price of $0.50 per share of common stock. Based on the foregoing, 90,929,519 shares of common stock were required to be reserved for issuance upon conversion of outstanding preferred stock and notes, under outstanding warrants and options and pursuant to previously adopted stock option plans. On a fully diluted basis, 129,452,628 shares of common stock would be outstanding as of October 25, 2002. As a result, we do not have any available additional shares for issuance under our Certificate of Incorporation. Under Proposal Three, we are seeking approval by the stockholders for the offer and sale of up to 75 million of these shares in one or more private placements to address our capital requirements, and that proposal can only be effective if this proposal to amend our Certificate of Incorporation is also approved.

         The authorization of an additional 100 million shares of common stock as contemplated by the proposed amendment to the Certificate of Incorporation would give the Board of Directors the express authority, without further action by our stockholders, to issue such shares of common stock from time to time as the Board of Directors deems necessary or advisable. Our Board of Directors believes that having available additional authorized, but unissued, shares of common stock is necessary considering the number of shares of common stock issuable upon conversion of outstanding notes and preferred stock and exercise of outstanding warrants and for potential future actions involving the issuance of capital stock for business and financial purposes. We currently have no specific plans to issue the additional shares of common stock, other than in accordance with Proposal Three, that would be authorized by this proposal. The additional shares may be used, without further stockholder approval, except as may be required, for various purposes, including raising capital, funding acquisitions, providing equity incentives to employees, officers or directors, and permitting stock splits in the form of stock dividends.

         Although the proposed increase in our authorized common stock could be construed as having anti-takeover effects, neither the Board of Directors nor our management views this proposal in that perspective. Nevertheless, we could use the additional shares to frustrate persons seeking to effect a takeover or otherwise gain control of us by, for example, privately placing shares to purchasers who might side with the Board of Directors in opposing a hostile takeover bid. We are not aware of any hostile takeover bid at this time. Shares of common stock could also be issued to a holder that would cause that holder to have sufficient voting power to assure that any proposal to amend or repeal our Certificate of Incorporation would not receive the requisite vote required. The use of our common stock in these manners could render it more difficult or discourage an attempt to acquire control of us, if any transactions were opposed by the Board of Directors.

         The additional shares of our common stock will have rights identical to the currently outstanding common stock. The shares of common stock have no preemptive rights or other rights to subscribe for additional shares. Adoption of the proposed amendment to our Certificate of Incorporation and any issuance of our common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the outstanding number of shares of common stock, such as dilution of earnings per share and voting rights of current holders of common stock.

         If this proposal is approved by the stockholders, the amendment to our Certificate of Incorporation will become effective when we file the Certificate of Amendment with the Secretary of State of the State of Delaware. If this proposal is approved by the stockholders, we anticipate that we will file the Certificate of Amendment shortly after our Annual Meeting of Stockholders.

Vote Necessary to Approve the Proposal

         The affirmative vote of the holders of a majority of the outstanding shares of our common stock is necessary for approval of the amendment to our Certificate of Incorporation. Therefore, abstentions and broker non-votes effectively count as votes against this proposal.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION
                OF THE PROPOSED AMENDMENT TO INCREASE THE NUMBER
                      OF AUTHORIZED SHARES OF COMMON STOCK.

                                 PROPOSAL THREE

                  APPROVAL OF THE ISSUANCE OF UP TO 75 MILLION
                      ADDITIONAL SHARES OF OUR COMMON STOCK

Proposal

         We are seeking to raise capital through a variety of methods, which could include the private placement of our common stock or securities that are convertible into our common stock, to finance the construction of our first plant to be located in Wellsville, Ohio and to pay related financing costs in lieu of cash compensation. In February 2001, our stockholders approved the issuance of up to 25 million shares of common stock upon the conversion of preferred stock to be issued by us in one or more private placements, with the majority of the net proceeds to be combined with concurrent debt financing and applied toward the construction of our first reprocessing plant in Wellsville, Ohio. Since that time, deteriorating investment market conditions and other factors related to our proposed Wellsville project required us to delay the overall planned project financing. We have decided to pursue additional financing structures in addition to the private placement of convertible preferred stock. We are currently seeking to raise approximately $130 million, of which approximately $124 million is expected to be used for project costs, including insurance, development costs, and owners and financing costs. The remaining $6 million is expected to be used to cover corporate overhead and contingency costs. As a result, in order to assure sufficient capital, while allowing for the possibility of further market deterioration, and the possibility that we may offer and sell securities at a discount to then prevailing market prices, we are seeking stockholder approval to issue up to 75 million shares of common stock, either directly or upon conversion of convertible securities. While we currently anticipate that 75 million shares will be in excess of our requirements, approval of that number is expected to provide an adequate margin of shares to cover the potential contingencies. This authorization will result in stockholder approval of the issuance of an aggregate of 75 million shares of common stock, either directly or upon conversion of convertible securities offered and sold in one or more private placements.

         We are submitting a proposal (Proposal Two) to stockholders to amend our Certificate of Incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares. If the amendment to our Certificate of Incorporation with respect to the increase in the authorized shares of common stock is not approved by stockholders, then this Proposal Three will be withdrawn.

         Although the Board of Directors  generally  has the  authority to issue common stock and convertible securities from time to time, under the rules of the American Stock Exchange, on which our common stock is currently listed, stockholder approval is required for certain private issuances of our common stock, including common stock issuable upon conversion of convertible securities, in an amount that exceeds twenty percent (20%) of the outstanding common stock. The issuance of up to 75 million shares of our common stock, which includes the 25 million shares previously approved by stockholders, exceeds twenty percent (20%) and, therefore, requires additional approval from stockholders.

         Based on:

         -        the   aggregate   amount   of  our   expenditures   for  plant
                  development,
         -        the anticipated amount of our working capital requirements,
         -        the anticipated financing costs,
         -        the current market value of our common stock, and
         - the possibility that we may offer and sell securities convertible into shares of common stock at a discount to the then prevailing market price, we are seeking to offer and sell or issue in lieu of cash compensation for financing services in one ore more private placements a number of shares of common stock or securities that are convertible into shares of common stock that constitute more than twenty percent (20%) of our common stock issued and outstanding prior to such offer and sale or issuance. The Board of Directors believes that the private placement of our common stock and/or convertible securities will provide us with the appropriate additional capital in a timely manner for the above described purposes.

         The specific terms of the private placements have not been determined at this time. We will, however, only consummate the private placements after due consideration by, and approval of, our Board of Directors, of such specific terms. There can be no assurance that we will be successful in raising capital pursuant to the private placements or otherwise.

         THIS PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO PURCHASE OUR SECURITIES. ANY OFFER OF SECURITIES MADE BY US OR ANY OTHER PERSON ON OUR BEHALF MAY BE MADE ONLY PURSUANT TO MATERIALS AND OTHER OFFERING DOCUMENTS PREPARED BY US AND DELIVERED TO QUALIFIED PURCHASERS EXPRESSLY FOR USE IN CONNECTION WITH THE PRIVATE PLACEMENTS, AND ANY SUCH OFFER SHALL BE MADE IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM,
SECTION 5 OF THE SECURITIES ACT OF 1933.

Financial Advisors

         We have engaged advisors to assist us in various financing alternatives. In addition to the advisory services rendered to us, we have engaged the advisors to act as the placement or arranging agents with respect to the financings. Our advisors will be provided compensation for their services in effecting the financing for the project, which could include the issuance of common stock or convertible securities to the advisors for their services.

The Private Placement

         The private placements, will consist of the offer and sale of up to 75 million shares of our common stock or securities convertible into common stock. The common stock or securities convertible into common stock offered and sold in the private placement will not possess preemptive rights. The convertible securities will be convertible into shares of our common stock at a conversion price per share to be determined. Further, the common stock and convertible securities offered and sold in the private placement, and the underlying common stock of the convertible securities, will not be registered under the Securities Act of 1933, or the Securities Act, and accordingly these shares cannot be offered and sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act. As a result of the restrictions on transfer under the Securities Act on shares to be issued in the private placement, it is possible that the common stock will be offered and sold and the convertible securities will be convertible into shares of common stock at some discount to the then prevailing market price for our common stock customary for private placements of this nature. The final offering price for the private placement will be based on market conditions and will be approved by our Board of Directors. In order to minimize any discount to market price necessary in the private placement, we may agree to file a registration statement under the Securities Act with respect to the resale of the shares of common stock and the common stock acquirable upon conversion of the convertible securities sold in the private placement, and to use reasonable efforts to have such registration statement declared effective as soon as possible.

         Our management will have broad discretion in applying the net proceeds generated from the private placement. We expect, however, the majority of the net proceeds to be applied toward financing the construction of our first plant in Wellsville, Ohio. If, however, the construction of our first plant in Wellsville, Ohio is financed substantially or solely with debt or a similar financing, we may issue shares of common stock or convertible securities to the arranging agents in lieu of cash compensation. The remainder of the proceeds, if any, are expected to be used for general corporate purposes and to provide sufficient working capital until operational start-up of the Wellsville facility.

Stockholder Approval Requirement

         Although our Board of Directors possesses the authority under our Certificate of Incorporation to approve the issuance of common stock and convertible securities, Section 713 of the American Stock Exchange Listed Company Guide generally requires stockholder approval in connection with the offer and sale of common stock (or securities convertible into common stock) which equals twenty percent (20%) or more of the shares of common stock outstanding before the offer and sale at a price less than market value. The offer and sale of the common stock will likely exceed and/or the convertible securities will likely be convertible into a number of shares of common stock that exceeds twenty percent (20%) of our common stock outstanding prior to any offer and sale of securities and the sales price and/or conversion price could be at a price that constitutes a discount to the then prevailing market price of our common stock. Accordingly, our Board of Directors is seeking stockholder approval of the issuance of up to 75 million shares of our common stock, either directly or upon conversion of securities that are convertible into common stock, in order to complete the proposed private placement, if and when the Board of Directors approves the final terms of the private placement. The final terms will be determined by the Board of Directors in a manner that it believes to be in our best interests and our stockholders best interests.

General Effect of Issuance of Common Stock on Existing Stockholders

         Adoption of this proposal and any issuance of common stock, either directly or upon conversion of convertible securities, would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the outstanding number of shares of common stock, such as dilution of earnings per share and voting rights of current holders of common stock.

Vote Necessary to Approve the Proposal

         Under the American Stock Exchange rules, the proposal to issue up to 75 million shares of our common stock, either directly or upon conversion of securities that are convertible into common stock, will be approved if more votes are cast FOR its approval than are cast AGAINST its approval. For this purpose, an abstention and a broker non-vote will only reduce the number of votes this proposal receives. If stockholders approve this proposal, no further stockholder approval will be sought with respect to the private placements.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
                   TO APPROVE THE ISSUANCE OF UP TO 75 MILLION
                       ADDITIONAL SHARES OF COMMON STOCK.

                                  PROPOSAL FOUR

              RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
                           AS OUR INDEPENDENT AUDITORS

Proposal

         The Audit Committee has recommended and the Board of Directors has selected Ernst & Young LLP to act as our independent auditors. Ernst & Young LLP served as our auditors for the 2001 fiscal year. A representative of Ernst & Young LLP is expected to attend the 2002 Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement, if desired.

Vote Necessary to Approve the Proposal

         The appointment of Ernst & Young LLP as our independent auditors will be ratified if more votes are cast FOR their appointment than are cast AGAINST their appointment. For this purpose, an abstention and a broker non-vote will only reduce the number of votes this proposal receives.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF
                     THE APPOINTMENT OF ERNST & YOUNG LLP AS
                            OUR INDEPENDENT AUDITORS.

                              INDEPENDENT AUDITORS

         The firm of Ernst & Young LLP served as our independent auditors for the fiscal year ended September 30, 2001 and will serve in that capacity for 2002, unless the stockholders do not ratify their appointment in accordance with this proxy statement or the Board of Directors subsequently determines that a change is desirable. A representative of Ernst & Young LLP is expected to be at our 2002 Annual Meeting of Stockholders to respond to appropriate questions and to make a statement, if desired.

Audit Fees

         Fees billed by Ernst & Young LLP for the audit of our 2001 annual financial statements and the reviews of the quarterly financial statements included in our Forms 10-QSB totaled $152,000. Ernst & Young LLP is currently conducting its audit of our financial statements for the fiscal year ended September 30, 2002, and such fees, including the reviews of the quarterly financial statements included in our Forms 10-QSB, are expected to be $165,000.

Financial Information Systems Design and Implementation Fees

         No fees were billed by Ernst & Young LLP for services related to financial information systems design and implementation during fiscal 2001 and 2002.

All Other Fees

         Fees billed by Ernst & Young LLP in fiscal 2001 and 2002 for all other services, consisting of primarily of fees for tax related services and fees related to other Commission filings, totaled $48,000.

Auditor Independence

         In determining the independence of Ernst &Young LLP, the Audit Committee considered whether the provisions of the non-audit services is compatible with maintaining Ernst & Young LLP's independence.

                                 OTHER BUSINESS

         We are not aware of any business to be acted upon at the Annual Meeting other than that which is explained in this Proxy Statement. In the event that any other business calling for a vote of the stockholders is properly presented at the meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         We anticipate that we will hold our next annual meeting for the year ending September 30, 2002, in March 2003. Any stockholder who wishes to present a proposal for action at the 2003 Annual Meeting of Stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by us, must deliver such proposal to us at our principal executive offices, no later than January 1, 2003, in the form as is required under regulations promulgated by the Securities and Exchange Commission. On request, our Secretary will provide you with detailed instructions for submitting proposals.

                      ADDITIONAL INFORMATION AND QUESTIONS

         A copy of these materials will be furnished without charge to any person solicited hereby upon written request by writing to the Vice President of Investor Relations at the address listed below.

         If you have any questions or need more information about this Annual Meeting, you may write to or call: Mr. Les Van Dyke Vice President of Investor Relations 15510 Wright Brothers Drive Addison, Texas 75001 (972) 788-4772

                                                                      EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  PROBEX CORP.


         Probex Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

         FIRST: That the Board of Directors of the Corporation duly adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

         Subsection (a) of Section 4 shall be amended to read in its entirety as follows:

         "(a) Authorized Shares. The aggregate number of shares that this Corporation shall have authority to issue is Two Hundred Million (200,000,000) shares of $0.001 par value each, which shares shall be designated "Common Stock"; and Ten Million (10,000,000) shares of $0.001 par value each, which shares shall be designated "Preferred Stock" and which may be issued in one or more series at the discretion of the Board of Directors. In establishing a series the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by the Certificate of Incorporation or the Delaware General Corporation Law."

         SECOND: That the Certificate of Amendment has been approved by the Corporation pursuant to a resolution of its Board of Directors and duly adopted by the majority of the shares outstanding entitled to vote thereon.

         THIRD: The Certificate of Amendment was duly adopted in accordance with the provisions of Sections 242 and 222 of Delaware General Corporation Law.

         FOURTH: That the Certificate of Amendment shall become effective on the date this Certificate of Amendment is duly filed with the Secretary of State of the State of Delaware.

         IN WITNESS WHEREOF, this Certificate of Amendment has been duly executed as of the ____ day of December 2002.

                                         PROBEX CORP.

                                         By:______________________________
                                         Name:____________________________
                                         Title:___________________________

                                  PROBEX CORP.
                                     [LOGO]

                                                                PRELIMINARY COPY
                                                                ----------------


                                   DETACH HERE

                                      PROXY

                                  PROBEX CORP.

                           15510 WRIGHT BROTHERS DRIVE
                              ADDISON, TEXAS 75001

                         ANNUAL MEETING OF STOCKHOLDERS
                                December 10, 2002

The undersigned hereby appoints Charles M. Rampacek and Bruce A. Hall, or either of them, with full power of substitution in each, proxies (and if the undersigned is a proxy, substitute proxies) to vote all common stock of the undersigned in Probex Corp. at the Annual Meeting of Stockholders to be held at Probex Corp., 15510 Wright Brothers Drive, Addison, Texas 75001, at 10:30 a.m., local time, on December 10, 2002, and at any adjournments or postponements thereof, as specified below.

This proxy is solicited by the Board of Directors. If no specification is made, this Proxy will be voted FOR the election of each of the two Class I directors nominated for three-year terms, FOR the proposal to amend the Company's
Certificate of Incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares, FOR the proposal to approve the issuance of up to 75 million shares of the Company's common stock, and FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors.


---------------  -------------------------------------------  ------------------
  SEE REVERSE    CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
    SIDE                                                           SIDE
---------------  -------------------------------------------  ------------------

PROBEX CORPORATION

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

--------------------------------                                 -------------------------
Vote by Telephone                                                Vote by Internet
--------------------------------                                 -------------------------

It's fast, convenient, and immediate!                             It's fast, convenient, and your vote is
Call Toll-Free on a Touch-Tone Phone                              immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

------------------------------------------------------           -----------------------------------------------------
Follow these four easy steps:                                    Follow these four easy steps:

1.   Read the accompanying Proxy                                 1.   Read the accompanying Proxy
     Statement and Proxy Card.                                        Statement and Proxy Card.

2.   Call the toll-free number                                   2.   Go to the Website
     1-877-PRX-VOTE (1-877-779-8683).                                 http://www.eproxyvote.com/prb

3.   Enter your Voter Control Number located on                  3.   Enter your Votor Control Number located on
     your Proxy Card above your name.                                 your Proxy Card above your name.

4.   Follow the recorded instructions.                           4.   Follow the instructions provided.
------------------------------------------------------           -----------------------------------------------------

     Your vote is important!                                         Your vote is important!
     Call 1-877-PRX-VOTE anytime!                                    Go to http://www.eproxyvote.com/prb anytime!

                   Do not return your Proxy Card if you are voting by Telephone or Internet




1.       ELECTION OF DIRECTORS                  2.  PROPOSAL TO AMEND THE  COMPANY'S  CERTIFICATE  FOR     AGAINST  ABSTAIN
                                                    OF INCORPORATION TO INCREASE THE NUMBER
                                                    OF  AUTHORIZED  SHARES OF COMMON  STOCK  FROM  [ ]       [  ]    [  ]
         Nominees:  (01) Ron W. Haddock             100 MILLION SHARES TO 200 MILLION SHARES.
                    (02) Thomas G. Murray

          FOR [ ]   [ ] WITHHELD                3.  PROPOSAL TO  AUTHORIZE  THE ISSUANCE OF UP TO  [ ]       [  ]    [  ]
          ALL           FROM ALL                    75  MILLION  SHARES OF THE  COMPANY'S  COMMON
         NOMINEES       NOMINEES                    STOCK.

                                                4.  RATIFICATION  OF THE  APPOINTMENT  OF ERNST &  [ ]       [  ]    [  ]
[  ]    _____________________________________       YOUNG  LLP  AS  THE   COMPANY'S  INDEPENDENT
         For all nominees except as noted           AUDITORS.
           above
                                                5.  In  their  discretion,   the proxies (and if
                                                    the undersigned is a proxy,  any substitute
                                                    proxies) are authorized to vote upon such
                                                    other business as may properly  come before
                                                    the Annual Meeting.

                                                 This   proxy,   when   properly
                                                 executed,  will be voted in the
                                                 manner  directed  herein by the
                                                 undersigned stockholder.  If no
                                                 direction  is made,  this proxy
                                                 will be voted FOR the  election
                                                 of  each  of the  two  Class  I
                                                 directors     nominated     for
                                                 three-year   terms,   FOR   the
                                                 proposal to amend the Company's
                                                 Certificate of Incorporation to
                                                 increase    the    number    of
                                                 authorized   shares  of  common
                                                 stock from 100  million  shares
                                                 to 200 million shares,  FOR the
                                                 proposal    to   approve    the
                                                 issuance  of up  to 75  million
                                                 shares of the Company's  common
                                                 stock, and FOR the ratification
                                                 of the  appointment  of Ernst &
                                                 Young  LLP  as  the   Company's
                                                 independent auditors.

                                                 Please sign name  exactly as it
                                                 appears     on    the     stock
                                                 certificate.  When  shares  are
                                                 held  by  joint   tenants   all
                                                 should  sign.  When  signing as
                                                 attorney,             executor,
                                                 administrator,    trustee    or
                                                 guardian,   please   give  full
                                                 title    as    such.    If    a
                                                 corporation,   please  sign  in
                                                 full    corporate    name    by
                                                 President  or other  authorized
                                                 officer.   If  a   partnership,
                                                 please sign in partnership name
                                                 by authorized person.


  Signature:_____________________    Date: ______________

  Signature:_____________________    Date: ______________